Evergreen Strategic Growth Fund
Class R ESGRX* * Class R shares are only available to participants in certain retirement plans.

Summary Prospectus

February 1, 2010

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the documents listed below, online at www.evergreeninvestments.com/prospectus. You can also get this information at no cost by calling 1.800.343.2898 or by sending an e-mail request to info@evergreeninvestments.com. The Fund's prospectus and statement of additional information, dated February 1, 2010, and the independent registered public accounting firm's report and financial statements in the Fund's annual report dated September 30, 2009, are incorporated by reference into this document. This Fund is proposed to merge with a Wells Fargo Advantage Fund. For additional information about the proposed reorganization impacting your Fund, please see the Fund's prospectus, as supplemented February 1, 2010.

INVESTMENT GOAL

The Fund seeks long-term capital growth.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class R
Management Fees	0.62%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses[1]	0.21%
Total Annual Fund Operating Expenses	1.33%
1.

The Total Annual Fund Operating Expenses shown, which include Acquired Fund fees and expenses, may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:	Class R
1 Year	$135
3 Years	$421
5 Years	$729
10 Years	$1,601

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 182% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund invests primarily, and under normal conditions substantially all of its assets, in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). As of December 31, 2009, the Russell 1000® Index had a market capitalization range of approximately $263 million to $324 billion. In addition, the Fund seeks to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 1000® Index. The Fund's portfolio managers employ a growth style of equity management.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-year Total Return for Class R Shares (%)

Highest Quarter: 3rd Quarter 2009	+13.92%
Lowest Quarter: 1st Quarter 2001	-25.40%[1]

Average Annual Total Returns for the periods ended 12/31/2009[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R (before taxes)[2]	10/10/2003	34.66%	2.30%	-2.41%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		37.21%	1.63%	-3.99%
1.

Historical performance shown for Class R prior to its inception is based on the performance of Class I, the original class offered. Class I is not offered in this prospectus. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs 12b-1 fees of 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower.

2.	After-tax returns have not been shown for this class since these shares are held in a tax-deferred retirement plan.

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager(s), Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	W. Shannon Reid, (Lead Portfolio Manager) Managing Director and Senior Portfolio Manager/1995 David M. Chow, Director and Portfolio Manager/1998 Jay Zelko, Director and Portfolio Manager/2000

PURCHASE AND SALE OF FUND SHARES

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. By investing in a Fund through a tax-deferred retirement arrangement, you will not be subject to tax on these distributions from the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report
585906 (02/10)